Exhibit 10.7

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 13, 2024, is made and entered into by and among Bolt Projects Holdings, Inc., a Delaware corporation (the “Company”) (formerly known as Golden Arrow Merger Corp., a Delaware corporation)), Golden Arrow Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), the independent directors of the Company identified on the signature pages hereto (each, a “GAMC Independent Director” and, collectively, the “GAMC Independent Directors” and, together with any of their or the Sponsor’s respective Permitted Transferees, the “GAMC Holders” and each, a “GAMC Holder”), certain former securityholders of Bolt Threads, Inc., a Delaware corporation (“Bolt”) identified on the signature pages hereto (such holders, the “Bolt Holders” and, collectively with the Sponsor, the GAMC Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, the “Holders” and each, a “Holder”).

RECITALS

WHEREAS, the Company, the Sponsor and the GAMC Independent Directors are party to that certain Registration Rights Agreement, dated as of March 16, 2021 (the “Original RRA”);

WHEREAS, the Company has entered into that certain Business Combination Agreement, dated as of October 4, 2023 (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Beam Merger Sub, Inc. and Bolt;

WHEREAS, on the date hereof, pursuant to the Merger Agreement, the Bolt Holders will receive shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company;

WHEREAS, pursuant to Section 5.8 of the Original RRA, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders (as defined in the Original RRA) of at least a majority-in-interest of the Registrable Securities (as defined in the Original RRA) at the time in question, and the Sponsor is the Holder of at least a majority-in-interest of the Registrable Securities as of the date hereof; and

WHEREAS, the Company and the Sponsor desire to amend and restate the Original RRA in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Agreement” shall have the meaning given in the Preamble hereto.

“Block Trade” shall have the meaning given in Section 2.4.1.

“Board” shall mean the Board of Directors of the Company.

“Bolt” shall have the meaning given in the Preamble hereto.

“Bolt Holders” shall have the meaning given in the Preamble hereto.

“Change of Control” means any transaction or series of transactions (A) the result of which is that a Person or “group” (within the meaning of Section 13(d) of the Exchange Act) of Persons (other than the Company or any of its Subsidiaries), has direct or indirect beneficial ownership of securities (or rights convertible or exchangeable into securities) representing fifty percent (50%) or more of the voting power of or economic rights or interests in the then-outstanding equity securities of the Company, (B) constituting a merger, consolidation, reorganization or other business combination, however effected, following which either (1) the members of the Board immediately prior to such merger, consolidation, reorganization or other business combination do not constitute at least a majority of the Board surviving the combination or (2) the voting securities of the Company immediately prior to such merger, consolidation, reorganization or other business combination do not continue to represent or are not converted into fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Person resulting from such combination, or (C) the result of which is (i) a sale of all or substantially all of the assets of the Company (as appearing in its most recent balance sheet), or assets of the Company generating all or substantially all of the gross revenues or net income (as appearing in its most recent income statement), to any Person or (ii) that shares of Common Stock are delisted from the principal securities exchange or securities market on which such shares of Common Stock are then traded prior to the consummation of such transaction(s).

“Closing” shall have the meaning given in the Merger Agreement.

“Closing Date” shall have the meaning given in the Merger Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Demanding Holder” shall have the meaning given in Section 2.1.4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Excise Tax Liability” means any excise tax liability of the Company for 2023 under Section 4501 of the Internal Revenue Code arising from redemptions of shares of Class A common stock by the Company’s stockholders.

“Excluded Shares” mean (a) any shares purchased pursuant to a PIPE Subscription Agreement and (b) any Common Stock acquired in the open market or otherwise from a Person other than a stockholder of Bolt immediately prior to the Closing.

“Form S-1 Shelf” shall have the meaning given in Section 2.1.1.

“Form S-3 Shelf” shall have the meaning given in Section 2.1.1.

“GAMC Holders” shall have the meaning given in the Preamble hereto.

“GAMC Independent Directors” shall have the meaning given in the Preamble hereto.

“GAMC Majority Holders” shall mean the GAMC Holders holding in the aggregate a majority of the Registrable Securities then held by all of the GAMC Holders.

“Holder Information” shall have the meaning given in Section 4.1.2.

“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Immediate Family” means with respect to any Person, such Person’s spouse or partner (or former spouse or former partner), ancestors, descendants (whether by blood, marriage or adoption) or spouse of a descendant of such Person, brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) are beneficiaries.

“Independent Directors” means the independent directors of the Company prior to the Closing.

“Insider Trading Policy” means the insider trading policy or equivalent policy of the Company, as amended from time to time.

“Lock-up” shall have the meaning given in Section 5.1.

“Lock-up Period” shall mean (a) with respect to the Lock-up Shares, the period beginning on the Closing Date and ending on the date that is six (6) months after the Closing Date and (b) with respect to the Warrants or any shares of Common Stock issued or issuable upon the conversion or exercise of the Warrants, thirty (30) days after the Closing Date. Notwithstanding the foregoing, in the event that a definitive agreement that contemplates a Change of Control is entered into after the Closing, the Lock-up Period for any Lock-up Shares shall automatically terminate immediately prior to the consummation of such Change of Control. For the avoidance of doubt, no Lock-up Shares shall be subject to the lock-up restrictions in this Article V from and after the date that is six (6) months after the Closing Date.

“Lock-up Shares” shall mean, with respect to any Holder and such Holder’s Permitted Transferees, (A) the shares of Common Stock held by such Person immediately following the Closing and (B) the shares of Common Stock issuable to such Person upon the settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Closing in respect of awards of Common Stock, in each case of the foregoing clauses (A) and (B), other than any Excluded Shares.

“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.

“Merger Agreement” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Original RRA” shall have the meaning given in the Recitals hereto.

“Other Coordinated Offering” shall have the meaning given in Section 2.4.1.

“Permitted Transferees” shall mean (a) with respect to the Sponsor, the GAMC Independent Directors, the Bolt Holders and each of their respective Permitted Transferees, (i) prior to the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to Section 5.2 and (ii) after the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter; and (b) with respect to all other Holders and their respective Permitted Transferees, any person or entity to whom such Holder of Registrable Securities is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company and any transferee thereafter.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind.

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

“PIPE Subscription Agreement” shall have the meaning given in the Merger Agreement.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any outstanding shares of Common Stock or any other equity security (including the Warrants and shares of Common Stock issued or issuable upon the exercise or conversion of the Warrants or any other equity security, including for the avoidance of doubt, the shares of Common Stock underlying shares of Class B Common Stock held by the Independent Directors, or any warrants or shares of Common Stock issuable upon conversion of any Working Capital Loans) of the Company held by a Holder immediately following the Closing (including any securities distributable pursuant to the Merger Agreement); (b) any outstanding shares of Common Stock or any other equity security (including the Warrants and shares of Common Stock issued or issuable upon the exercise or conversion of the Warrants or any other equity security, including for the avoidance of doubt, the shares of Common Stock underlying shares of Class B Common Stock held by the Independent Directors, or any warrants or shares of Common Stock issuable upon conversion of any Working Capital Loans) of the Company acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company; (c) any Additional Holder Common Stock; and (d)  any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b) or (c) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization, exchange, or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) (i) such securities shall have been otherwise transferred (other than to Permitted Transferees), (ii) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Section 4(a)(1) under the Securities (and without restriction under Rule 145 under the Securities Act) or pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations as to manner or timing of sale imposed on Holder pursuant to Rule 144(b)(2)); and (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(F) in an Underwritten Offering or Other Coordinated Offering, reasonable fees and expenses not to exceed $50,000 in the aggregate for each Registration of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders with the approval of the Company, which approval shall not be unreasonably withheld;

(G) costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with any Registration and/or marketing of the Registrable Securities; and

(H) any other fees and disbursements customarily paid by the issuers of securities, excluding in any case, any underwriting fees payable to a third party in connection with such issuance.

“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form S-1 Shelf, the Form S-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“Sponsor” shall have the meaning given in the Preamble hereto.

“Sponsor Support Agreement” means that certain Sponsor Support Agreement, dated as of October 4, 2023, by and among the Sponsor, the Company and Bolt.

“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.

“Trading Day” means any day on which shares of Common Stock are actually traded on the principal securities exchange or securities market on which shares of Common Stock are then traded.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.

“Warrants” means the outstanding warrants, each exercisable for one share of Common Stock, to purchase an aggregate of 5,000,000 shares of Common Stock, issued to the Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement, dated March 16, 2021, by and between the Sponsor and the Company.

“Withdrawal Notice” shall have the meaning given in Section 2.1.6.

“Working Capital Loans” means the working capital loans as described in the Company’s final prospectus filed with the Commission in connection with its initial public offering.

ARTICLE II

REGISTRATIONS AND OFFERINGS

2.1 Shelf Registration.

2.1.1 Filing. Within thirty (30) calendar days following the Closing Date, the Company shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the Company is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the sixtieth (60th) calendar day following the filing date thereof, which shall be extended to the ninetieth (90th) calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (b) the fifth (5th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act, including by filing a Subsequent Shelf Registration Statement pursuant to Section 2.1.2, until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to (i) convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form S-3 Shelf or (ii) file a Form S-3 Shelf as the case may be, in each case, as soon as practicable after the Company is eligible to use Form S-3. The Company’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.2 Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.3 Additional Registrable Securities. Subject to Section 3.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of the GAMC Majority Holders or a Bolt Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such Registrable Securities to be so covered twice per calendar year, once at the request of the GAMC Majority Holders, on the one hand, and once at the request of the Bolt Holders, collectively, on the other.

2.1.4 Requests for Underwritten Shelf Takedowns. Subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, the GAMC Majority Holders or a Bolt Holder (any of the GAMC Majority Holders or a Bolt Holder being in such case, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other Demanding Holders, with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $25 million (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Subject to 2.4.4, the Company shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), and to agree to the pricing and other terms of such offering, subject to the Company’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The GAMC Majority Holders may collectively demand not more than two (2) Underwritten Shelf Takedowns and the Bolt Holders may collectively demand not more than two (2) Underwritten Shelf Takedowns, in each case, pursuant to this Section 2.1.4 in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.

2.1.5 Reduction of Underwritten Offering. If the underwriter in an Underwritten Shelf Takedown advises the Demanding Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Demanding Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting (such maximum number of such securities, the “Maximum Number of Securities”) shall be allocated among all participating Holders thereof, including the Demanding Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

2.1.6 Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that the GAMC Majority Holders or the Bolt Holders may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the GAMC Majority Holders the Bolt Holders or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Holder for purposes of Section 2.1.4, unless either (i) such Demanding Holder has not previously withdrawn any Underwritten Shelf Takedown or (ii) such Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown); provided that, if the GAMC Majority Holders or the Bolt Holders elect to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the GAMC Majority Holders, the Bolt Holders, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a Demanding Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.1.6.

2.1.7 New Registration Statement. Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Shelf Registration as required by the Commission and/or (ii) withdraw the Shelf Registration and file a new registration statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities to register a lesser amount of Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders. In the event the Company amends the Shelf Registration or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration, as amended, or the New Registration Statement.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders of capital stock other than the Holders), or a Demanding Holder in accordance with Section 2.1.4 proposes to conduct a registered offer of, or conduct a registered offering of, any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder agreeing to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering. Notwithstanding anything to the contrary, the Holders shall have no rights under this Section 2.2.1 if the registration statement the Company proposes to file is solely for purposes of a delayed or continuous offering pursuant to Rule 415 under the Securities Act and, at the time of the filing of such registration statement, the Company is in compliance with its obligations under Section 2.1.

2.2.2 Reduction of Piggyback Registration. If the total amount of securities, including Registrable Securities, requested by holders of Registrable Securities to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling security holder or in such other proportions as shall mutually be agreed to by such selling security holders). For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and holders of capital stock of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling security holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling security holder,” as defined in this sentence.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.

2.3 Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade or Other Coordinated Offering), if requested by the managing Underwriters, each Holder that is an executive officer, director or Holder in excess of five percent (5%) of the outstanding Common Stock (and for which it is customary for such a Holder to agree to a lock-up) agrees that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).

2.4 Block Trades; Other Coordinated Offerings.

2.4.1 Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, if a Demanding Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, (an “Other Coordinated Offering”), in each case, with an anticipated aggregate offering price of, either (x) at least $25 million or (y) all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering. For the avoidance of doubt, nothing in this Agreement is intended to limit a Holder’s ability to engage in broker-initiated or similar trades that are not underwritten offerings.

2.4.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sale agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.2.

2.4.3 Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Agreement.

2.4.4 The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sale agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.4.5 A Holder in the aggregate may demand no more than one (1) Block Trade or Other Coordinated Offering pursuant to this Section 2.4 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.4 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2.1.4 hereof.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. In connection with any Shelf and/or Shelf Takedown, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof (and including all manners of distribution in such Registration Statement as Holders may reasonably request in connection with the filing of such Registration Statement and as permitted by law, including distribution of Registrable Securities to a Holder’s members, securityholders or partners), and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective, or file a Subsequent Shelf Registration Statement, until all Registrable Securities have ceased to be Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least five percent (5%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;

3.1.10 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information and provided further, the Company may not include the name of any Holder or Underwriter or any information regarding any Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Holder or Underwriter and providing each such Holder or Underwriter a reasonable amount of time to review and comment on such applicable document, which comments the Company shall include unless contrary to applicable law;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;

3.1.13 in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

3.1.15 with respect to an Underwritten Offering pursuant to Section 2.1.4, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or broker, sales agent or placement agent if such Underwriter or broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter or broker, sales agent or placement agent, as applicable.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders selling any Registrable Securities in an offering shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Registration Statement in Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No person or entity may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. The exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4 Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.4.2 If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the Board, be seriously detrimental to the Company and its holders of capital stock, and it would therefore be essential to defer such filing, initial effectiveness or continued use at such time, the Company shall have the right, upon delivering prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), to delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.4.3 During the period starting with the date ninety (90) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, on not more than three (3) occasions during any twelve (12)-month period, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4 or 2.4 for not more than sixty (60) consecutive calendar days or more than ninety (90) total calendar days in each case during any twelve (12)-month period.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders upon request with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Section 4(a)(1) of the Securities Act or Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors, managers, employees, advisers and agents and each person or entity who controls (within the meaning of the Securities Act or the Exchange Act) such Holder and each affiliate (within the meaning of Rule 405 under the Securities Act) of the Holder, from and against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, any reasonable and documented outside attorneys’ fees) resulting from, based upon or arising out of any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person or entity who controls (within the meaning of the Securities Act or the Exchange Act) the Company and each affiliate (within the meaning of Rule 405 under the Securities Act) of the Company against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein in the case of the Prospectus or preliminary Prospectus in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

4.1.3 Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person or entity of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under this Section 4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 4.1.5 by any Holder, together with any amounts under Section 4.1.2, shall be limited in amount to the amount of net proceeds received by such Holder in such offering giving rise to such liability. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Agreement.

ARTICLE V

Lock-Up

5.1 Subject to the exclusions in Section 5.2, each Holder agrees not to Transfer any Lock-up Shares until the end of the Lock-up Period (the “Lock-up”).

5.2 Each Holder or any of its Permitted Transferees may Transfer any Lock-up Shares it holds during the Lock-up Period (i) to any officers or directors, direct or indirect partners, members or equity holders of such Holder, any Affiliates or family members of any of the Company’s officers or directors, any Affiliates of such Holder or any related investment funds or vehicles controlled or managed by such Persons or their respective Affiliates, or to any other Holder; (ii) by gift to a charitable organization; (iii) in the case of an individual, by gift to a member of the individual’s Immediate Family or to a trust, the primary beneficiaries of which are such individual and/or one or more members of the individual’s Immediate Family or an Affiliate of such Person, or, in the case of a trust, Transfer to the trustor or beneficiary of such trust or the estate of a beneficiary of such trust; (iv) in the case of an individual, by will or other testamentary document or device or by virtue of laws of descent and distribution upon death of the individual; (v) in the case of an individual, pursuant to a qualified domestic relations order; (vi) with the Company’s prior written consent; (vii) to a nominee or custodian of any Person to which a Transfer would be permissible under any of the preceding clauses (i) through (vi); (viii) in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof; (ix) to the Company; (x) forfeitures of Lock-up Shares to satisfy tax withholding requirements upon the vesting of equity-based awards granted pursuant to an equity incentive plan; (xi) in connection with a liquidation, merger, stock exchange, reorganization, tender offer or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property subsequent to the Closing Date; (xii) distributions by virtue of the laws of the Holder’s jurisdiction or operating agreement upon dissolution, (xiii) to the extent required by any legal or regulatory order or (xiv) with respect to the Sponsor and GAMC Holders, in connection with sales of up to $2,875,000 in Lock-up Shares by the Sponsor or GAMC Holders to cover the Company’s Excise Tax Liability; provided that in each case of clauses (i)–(vii), if the transferee is not another Holder, such Transfer shall be subject to prior receipt by the Company of a duly executed joinder to this Agreement substantially in the form of Exhibit A hereto.

5.3 Each eligible Holder shall be permitted to enter into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act during the applicable Lock-up Period so long as no Transfers of such Holder’s shares of Common Stock in contravention of this Article V are effected prior to the expiration of the applicable Lock-up Period.

5.4 Each Holder also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the Transfer of any Lock-up Shares except in compliance with the foregoing restrictions and to the addition of a legend to such Holder’s Lock-up Shares describing the foregoing restrictions.

5.5 For the avoidance of doubt, each Holder shall retain all of its rights as a stockholder of the Company with respect to the Lock-up Shares during the Lock-up Period, including the right to vote any Lock-up Shares and any dividends declared on the Lock-up Shares.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: Bolt Projects Holdings, Inc., 5858 Horton Street Suite 400, Emeryville, California, 94608, Attention: Paul Slattery, General Counsel, Email: pslattery@boltthreads.com, and, if to any Holder, at such Holder’s address, electronic mail address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

6.2 Assignment; No Third Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

6.2.2 Subject to Section 6.2.4 and Section 6.2.5, this Agreement and the rights, duties and obligations of a Holder hereunder may be assigned in whole or in part to such Holder’s Permitted Transferees; provided, that, with respect to the Bolt Holders, the Sponsor and the GAMC Independent Directors, the rights hereunder that are personal to such Holders may not be assigned or delegated in whole or in part, except that (x)  each of the Bolt Holders shall be permitted to transfer its rights hereunder as the Bolt Holders to one or more affiliates or any direct or indirect partners, members or equity holders of such Bolt Holder (it being understood that no such transfer shall reduce any rights of such Bolt Holder or such transferees) and (y) the Sponsor and the GAMC Independent Directors shall be permitted to transfer their respective rights hereunder as the Sponsor and the GAMC Independent Directors to one or more of their respective affiliates or any direct or indirect partners, members or equity holders of the Sponsor or the GAMC Independent Directors (it being understood that no such transfer shall reduce any rights of the Sponsor or the GAMC Independent Directors or such transferees).

6.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

6.2.4 This Agreement shall not confer any rights or benefits on any Persons or entities that are not parties hereto, other than as expressly set forth in this Agreement and Section 6.2.

6.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

6.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

6.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (2) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE EXCLUSIVELY IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY, AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF NEW YORK, NEW YORK COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.

6.5 TRIAL BY JURY. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

6.6 Amendments and Modifications. Upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.7 Other Registration Rights. Other than as provided in the Warrant Agreement, dated as of March 16, 2021, between the Company and Continental Stock Transfer & Trust Company, the Company represents and warrants that no person or entity, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person or entity. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.8 Term. This Agreement shall terminate on the earlier of (a) the fifth anniversary of the date of this Agreement or (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

6.9 Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

6.10 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.11 Entire Agreement; Restatement. This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including with respect to paragraph 7(a) of that certain Letter Agreement, dated as of March 16, 2021, by and among the Sponsor and the insiders party thereto and that certain Subscription Agreement for Founder Shares, dated as of January 8, 2021, by and between Acquirer and the Sponsor (the “Sponsor Subscription Agreement”). Upon the Closing, the Original RRA and the Sponsor Subscription Agreement shall no longer be of any force or effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

BOLT PROJECTS HOLDINGS, INC.
a Delaware corporation

By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer

SPONSOR:

GOLDEN ARROW SPONSOR, LLC
a Delaware limited liability company

By:	/s/ Andrew Rechtschaffen
	Name:	Andrew Rechtschaffen
	Title:	Member

GAMC INDEPENDENT DIRECTORS:

/s/ Brett Barth
Brett Barth

/s/ Lloyd Dean
Lloyd Dean

/s/ Steven Klosk
Steven Klosk

/s/ Jack Hidary
Jack Hidary

/s/ Daniel Steefel
Daniel Steefel

ANDERSON INVESTMENTS PTE. LTD.

By:	/s/ Aftaab Mathur
	Name:	Aftaab Mathur
	Title:	Authorised Signatory

/s/ Randy Befumo
Randy Befumo

/s/ David Breslauer
David Breslauer

DAVID N. BRESLAUER FAMILY TRUST

By:	/s/ David Breslauer
	Name:	David Breslauer
	Title:	Trustee

/s/ Ransley Carpio
Ransley Carpio

/s/ Jerry L. Fiddler
Jerry L. Fiddler

/s/ Jeri Finard
Jeri Finard

FORMATION8 PARTNERS FUND I, L.P.

By:	Formation8 GP, LLC
Its:	General Partner

By:	/s/ Jim Kim
	Name:	Jim Kim
	Title:	Managing Partner

FOUNDATION CAPITAL VI, L.P.

By:	Foundation Capital Management Co. VI, LLC
Its:	Manager

By:	/s/ Steve Vassallo
	Name:	Steve Vassallo
	Title:	Manager

FOUNDATION CAPITAL VI PRINCIPALS FUND, LLC

By:	Foundation Capital Management Co. VI, LLC
Its:	Manager

By:	/s/ Steve Vassallo
	Name:	Steve Vassallo
	Title:	Manager

JAZEM I FAMILY PARTNERS, LP

By:	/s/ Jerry L. Fiddler
	Name:	Jerry L. Fiddler
	Title:	General Partner

/s/ Sami Naffakh
Sami Naffakh

/s/ Cintia Nardi
Cintia Nardi

SCOTTISH MORTGAGE
INVESTMENT TRUST PLC, acting
through its agent, Baillie Gifford & Co

By:	/s/ Tom Slater
	Name:	Tom Slater
	Title:	Authorised Signatory

/s/ Paul Slattery
Paul Slattery

/s/ Esther van den Boom
Esther van den Boom

/s/ Daniel Widmaier
Daniel Widmaier

ZYGOTE VENTURES LLC

By:	/s/ Jerry L. Fiddler
	Name:	Jerry L. Fiddler
	Title:	General Partner

Exhibit A

FORM OF JOINDER TO REGISTRATION RIGHTS AGREEMENT

[●], 202[●]

Reference is made to the Registration Rights Agreement, dated as of [●], 202[●], by and among Bolt Projects Holdings, Inc. (the “Company”), the Sponsor and the other Holders (as defined therein) from time to time party thereto (as amended from time to time, the “Registration Rights Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

Each of the Company and each undersigned holder of shares of the Company (each, a “New Holder”) agrees that this Joinder to the Registration Rights Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

By executing and delivering this Joinder to the Registration Rights Agreement to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein; provided  however, that the undersigned and its permitted assigns (if any) shall not have any rights as a Holder, and the undersigned’s (and its transferees’) shares of Common Stock shall not be included as Registrable Securities, for purposes of the Excluded Sections.

For purposes of this Joinder, “Excluded Sections” shall mean [    ]1.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank.]

[1]	Note to Draft: Permitted Transferees who receive Lock-up Shares will execute this joinder to comply with the requirements of Section 5.2 and will not receive any registration rights under this agreement. For other approved assignments of this agreement pursuant to Section 6.2.5, this defined term can be modified to align with the terms of such mutually agreed assignment.

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW HOLDER]

By:
Name:
Title:

BOLT PROJECTS HOLDINGS, INC.

By:
Name:
Title:

GOLDEN ARROW SPONSOR, LLC

By:
	Name:	Andrew Rechtschaffen
	Title:	Member